Omnicom Group

FIRST QUARTER 2007 RESULTS

Investor Presentation

April 24, 2007

Exhibit 99.2

The following materials have been prepared for use in the April 24, 2007 conference call on Omnicom’s results of operations for the quarter ended March 31, 2007. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private Securities
Litigation Act of 1995 . These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,”
“potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2007 vs. 2006 P&L Summary

(1) Included in operating income and net income for the quarter ended March 31, 2006 is a benefit of $3.6 million and $2.0 million, respectively, resulting from the cumulative effect of adoption of SFAS 123(R) and the requirement to provide an estimate for forfeitures on all unvested stock-based compensation awards, as of January 1, 2006.

2007

2006(1)

%

Revenue

2,840.6

$

2,562.9

$

10.8%

Operating Income

315.5

284.4

10.9%

% Margin

11.1%

11.1%

Net Interest Expense

18.3

15.1

Profit Before Tax

297.2

269.3

10.4%

% Margin

10.5%

10.5%

Taxes

100.5

90.9

% Tax Rate

33.8%

33.8%

Profit After Tax

196.7

178.4

10.3%

Equity in Affiliates

5.2

4.9

Minority Interest

(18.9)

(17.6)

Net Income

183.0

$

165.7

$

10.4%

First Quarter

2007 vs. 2006 Earnings Per Share

Earnings per Share:

Basic

Diluted

Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  1.11

  1.09

  17.2

165.6

167.8

$0.25

2006

2007

First Quarter

$  0.94

  0.93

176.7

177.8

$0.25

%

2007 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

4

$

%

Prior Period Revenue

2,562.9

$

Foreign Exchange (FX) Impact (a)

87.3

3.4%

Acquisition Revenue (b)

2.1

0.1%

Organic Revenue (c)

188.3

7.3%

Current Period Revenue

2,840.6

$

10.8%

First Quarter

2007 Revenue By Discipline

(a)  “Growth” is the year-over-year growth from the prior period.

Advertising

43.1%

PR

10.4%

CRM

35.8%

Specialty

10.7%

First
Quarter

2007

5

$ Mix

% Growth(a)

Advertising

1,225.7

10.6%

####

CRM

1,016.7

14.2%

####

PR

294.2

13.6%

####

Specialty

304.0

-0.8%

####

First
Quarter

2007

United
States

54.3%

UK

11.5%

Euro

Markets

20.3%

Other

13.9%

6

(a)  “Growth” is the year-over-year growth from the prior period.

2007 Revenue By Geography

$ Mix

$ Growth(a)

United States

1,543.9

$

110.9

$

Organic

110.5

Acquisition

0.4

International

1,296.7

$

166.8

$

Organic

77.8

Acquisition

1.7

FX

87.3

$ Mix

% Growth(a)

United States

1,543.9

$

7.7%

Euro Currency Markets

575.2

18.7%

United Kingdom

326.0

19.1%

Other

395.5

6.4%

Cash Flow – GAAP Presentation (condensed)

2007

2006

Net Income

183.0

$

165.7

$

  Stock-Based Compensation Expense

18.4

15.7

  Depreciation and Amortization

47.8

44.2

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

20.6

17.5

  Other Changes in Working Capital

(606.5)

(136.5)

  Excess Tax Benefit on Stock Compensation

(9.6)

(5.6)

Net Cash (Used) Provided by Operations

(346.3)

101.0

  Capital Expenditures

(34.9)

(33.5)

  Acquisitions

(19.4)

(31.1)

  Other Investing Activities, net

152.5

336.2

  Repayment of LT Notes Receivable

-

11.2

Net Cash Used by Investing Activities

98.2

282.8

  Dividends

(42.6)

(45.2)

  Proceeds from Issuance of Debt

0.1

995.2

  Repayment of Debt

(0.2)

(1.5)

  Stock Repurchases

(451.3)

(359.2)

  Share Transactions Under Employee Stock Plans

47.7

21.0

  Excess Tax Benefit on Stock Compensation

9.6

5.6

  Other Financing Activities

(15.1)

(9.0)

Net Cash (Provided) Used by Financing Activities

(451.8)

606.9

Effect of exchange rate changes on cash and cash equivalents

(11.3)

(3.6)

Net Increase (Decrease) in Cash and Cash Equivalents

(711.2)

$

987.1

$

3 Months Ended March 31,

Current Credit Picture

(a) “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.

      Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

(b)  In June 2006, holders of our Convertible Notes Due 6/15/33 were offered a supplemental interest payment not to put the notes to us for repurchase and to consent to certain amendments to the notes, including extending the maturity date on such notes.  Through March 31, 2007, holders of

     $467.3 million of notes consented to the amendments, thus creating the Convertible Notes Due 7/1/38.  The remaining holders of the notes put the notes to us for repurchase.

2007

2006

Operating Income (EBIT)(a)

$

1,515

$

1,367

Net Interest Expense(a)

$

94.8

$

62.3

EBIT / Net Interest

16.0

x

21.9

x

Net Debt / EBIT

1.3

x

1.1

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

12

$

22

CP Issued Under $2.5B - Revolver Due 6/23/11

-

-

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

892

Convertible Notes Due 6/15/33(b)

-

600

Convertible Notes Due 7/1/38(b)

467

-

10 Year Notes Due 4/15/16

996

995

Other Debt

19

18

Total Debt

$

3,068

$

3,374

Cash and Short Term Investments

1,065

1,862

Net Debt

$

2,003

$

1,512

3 Months ended March 31,

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

Revolver(a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

12

12

-

Total Committed Facilities

2,512

12

2,500

Uncommitted Facilities(b)

353

-

-

(b)

Total Credit Facilities

2,865

$

12

$

2,500

$

Cash and Short Term Investments

1,065

Total Liquidity Available

3,565

$

As of March 31, 2007

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

Includes acquisitions of a majority interest in new agencies resulting in their consolidation.

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in majority ownership and consolidation.

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

Includes additional consideration paid for acquisitions completed in prior periods.

(a)

(b)

(c)

(d)

(e)

New Subsidiary Acquisitions(a)

3

$

Affiliates to Subsidiaries(b)

-

Affiliates(c)

-

Existing Subsidiaries(d)

19

Earn-outs(e)

2

Total Acquisition Expenditures

24

$

First Quarter 2007

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
March 31, 2007, assuming that the underlying acquired agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

12

2007

2008

2009

2010

Thereafter

Total

166

$

112

$

69

$

81

$

22

$

450

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions Omnicom has agreed to acquire
(at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of  these potential future obligations (as of March 31, 2007), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

147

$

75

$

222

$

Affiliated Agencies

62

7

69

Total

209

$

82

$

291

$

First Quarter Acquisitions

Doom & Dickson

Doom & Dickson is a full service advertising agency headquartered in
Amsterdam, the Netherlands.  The agency was named Dutch Agency of the Year in 2004.

The agency will operate as an independent agency within the
TBWA\Netherlands group.

First Quarter Acquisitions

Karakter

Karakter is a corporate branding consultancy serving clients across the UK and Europe with an emphasis on emerging markets, B2B
companies and B2C companies with service-orientated offerings.
Karakter’s services include brand strategy consulting, research, positioning, architecture, corporate identity design, brand identity as well as brand implementation, brand training and management, print and package design.

Karakter is located in London, England and  will operate as a
Siegel+Gale company and has been renamed Siegel+Gale
Limited.

First Quarter Acquisitions

Mango Mobile

Mango Mobile is a mobile marketing company that has assembled one of the most advanced technology platforms for mobile
message and campaign management.

The company is located in Plano, Texas and will become a member of The Radiate Group of Companies.

First Quarter Acquisitions

Redurban

Redurban is an interactive advertising agency that develops
strategies and concepts which use specific creative and technical features of online media. Redurban services mainly Dutch based clients across a number of different industries.

Located in Amsterdam, the Netherlands and with skills that are complementary to those of Tribal DDB in Amsterdam, the two
companies will be merged together and will operate under the
Tribal DDB brand name.

17